                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  JUNE 1, 2001
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



          BERMUDA                         1-8993                94-2708455
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        file number)          Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OF ASSETS

White Mountains Insurance Group, Ltd. (the "Registrant") announced on June 1, 2001 that it completed its acquisition of the U.S. property and casualty operations ("CGU") of London-based CGNU plc.

The Stock Purchase Agreement and the press release dated September 25, 2000 were previously filed as Exhibits 99(a) and 99(b), respectively, to the Form 8-K dated September 25, 2000. Amendment No.1 to the Stock Purchase Agreement, the Registrant's press release dated October 19, 2000, the Convertible Preferred Stock Term Sheet, the Berkshire Hathaway Preferred Stock and Warrants Term Sheet, the Senior Secured Credit Facilities Commitment and the Amendment to the Senior Secured Credit Facilities Commitment were previously filed as Exhibits 99(c), 99(d), 99(e), 99(f), 99(g) and 99(h), respectively, to the Form 8-K dated October 19, 2000. Amendment No. 2 to the Stock Purchase Agreement, the summary of the terms and conditions of the modified Lehman financing commitment and the Registrant's press release dated February 20, 2001 were previously filed as Exhibits 99(i), 99(j) and 99(k), respectively, to the Form 8-K dated February 20, 2001. The reinsurance contracts with National Indemnity Company and General Re Corporation (and related agreements) and the Registrant's press release dated June 1, 2001 were previously filed as Exhibits 99(m), 99(n), 99(o), 99(p), 99(q) and 99(r), respectively, to the Form 8-K dated June 1, 2001. The Registrant's Warrant Agreement and Subscription Agreement with Berkshire Hathaway Inc., each dated May 30, 2001, as well as the Registrant's Subordinated Note Due 2002 and Note Purchase Option Agreement with CGU International Holdings Luxembourg S.A. and CGU Holdings LLC, each dated as of June 1, 2001, were previously filed as Exhibits 99(s), 99(t), 99(u) and 99(v), respectively, to the Form 8-K dated June 8, 2001. The audited consolidated financial statements of CGU Corporation for the years ended December 31, 2000, 1999 and 1998, the unaudited consolidated financial statements of CGU Corporation for the three month periods ended March 31, 2001 and March 31, 2000 and the unaudited pro forma condensed combined balance sheet of the Registrant as of March 31, 2001 and the unaudited pro forma condensed combined income statements of the Registrant for the year ended December 31, 2000 and the three month period ended March 31, 2001, respectively, were previously filed as Exhibits 99(w), 99(x) and 99(y) to the Form 8-K dated June 25, 2001. Exhibit 99(l) has been intentionally omitted.

Included as Exhibit 99(z) to this Current Report on Form 8-K is Management's Discussion and Analysis to the audited consolidated financial statements of CGU Corporation for the years ended December 31, 2000, 1999 and 1998 and the unaudited six month periods ended June 30, 2001 and 2000, which is incorporated by reference herein in its entirety. This information is being filed as a supplement to the financial statement information previously filed as Exhibit 99(w).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. The following exhibits are filed herewith:

     EXHIBIT NO.      DESCRIPTION
     -----------      -----------
     99(z)            Management's Discussion and Analysis to the audited consolidated financial statements of CGU
                      Corporation for the years ended December 31, 2000, 1999 and 1998 and the unaudited six month periods ended June 30, 2001 and 2000.

                                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WHITE MOUNTAINS INSURANCE GROUP, LTD.


Dated: November 7, 2001                 By: /s/ J. BRIAN PALMER
                                           ------------------------------------
                                           Chief Accounting Officer